UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 23, 2009

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Conditions.

On July 23, 2009, Ameriprise Financial, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2009.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith. In addition, the Company furnishes herewith, as Exhibit 99.2, its Statistical Supplement for the quarterly period ended June 30, 2009.

We follow accounting principles generally accepted in the United States (GAAP). The press release furnished as Exhibit 99.1 and the financial information furnished as Exhibit 99.2 include information on both a GAAP and non-GAAP adjusted basis.

Certain non-GAAP measures in these exhibits exclude items that reflect certain after-tax market related impacts and our integration charges. Our non-GAAP financial measures, which our management views as important indicators of financial performance, include the following: core operating earnings; core operating earnings, after-tax; net investment (gains)/losses, after-tax; integration charges, after-tax; DAC and DSIC (benefits)/charges, after-tax; variable annuity guarantee costs, net of DAC and DSIC, after-tax; pretax segment income(loss) margin; pretax return on allocated equity; pretax return on allocated equity for pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interests; pretax income (loss) margin; net income (loss) attributable to Ameriprise Financial margin; pretax operating earnings; and pretax operating earnings margin. Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of our 2009 and 2008 operations and facilitates a more meaningful trend analysis. These non-GAAP measures were used for goal setting, certain compensation related to our annual incentive award program and evaluating our performance on a basis comparable to that used by securities analysts.

We also present in Exhibits 99.1 and 99.2 debt to capital ratios that exclude the effect of a nonrecourse collateralized debt obligation consolidated in accordance with Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities,” as revised, and non-recourse debt of certain property fund limited partnerships managed by our subsidiary, Threadneedle Asset Management Holdings Sarl, consolidated in accordance with Emerging Issues Task Force Issue No. 04-5, “Determining whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights.” Management believes that the debt to capital ratios, excluding this non-recourse debt, better represent our capital structure.  In addition, we provide debt to capital ratio information that reflects an equity credit on our junior subordinated notes issued on May 26, 2006. These junior subordinated notes receive at least a 75% equity credit by the majority of the rating agencies.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 23, 2009 announcing financial results for the second quarter of 2009

Exhibit 99.2	Statistical Supplement for the quarterly period ended June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: July 23, 2009	By	/s/ Walter S. Berman
Walter S. Berman
Executive Vice President and
Chief Financial Officer